UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2025

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Note Repurchase Transactions

On June 13, 2025 (the “Repurchase Date”), PENN Entertainment, Inc. (the “Company”) entered into separate and privately negotiated agreements with certain holders of the Company’s outstanding 2.75% Convertible Senior Notes due 2026 (the “Convertible Senior Notes”) pursuant to which the Company agreed to repurchase for cash consideration approximately $223.8 million aggregate principal amount of the Convertible Senior Notes (such notes, the “Repurchased Notes”, and each such transaction, a “Note Repurchase Transaction”). The Note Repurchase Transactions are expected to close on June 20, 2025, following an averaging period beginning on June 16, 2025 that will determine the final repurchase price for such Note Repurchase Transactions, for a total purchase price of approximately $230.9 million (assuming the per share volume-weighted average price of the Company’s common stock during each day of the averaging period is $15.61, the closing price of the Company’s common stock on the Repurchase Date, and including accrued and unpaid interest on the Repurchased Notes), subject to customary closing conditions, in each case pursuant to separate and individually negotiated agreements with the applicable holders of the Repurchased Notes. Following the closing of the Note Repurchase Transactions, the Company will have approximately $106.7 million aggregate principal amount of Convertible Senior Notes outstanding.

HudsonWest LLC acted as exclusive financial advisor to the Company in connection with the Note Repurchase Transactions.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 13, 2025	PENN ENTERTAINMENT, INC.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy and Legal Officer and Secretary